NATIONAL RESEARCH COUNCIL
Newfounland and Labrador Region
NRC-CNRC

27 March 1997

Northstar Technical Inc.
P.O. Box 13397
St- John's, NF
Al B 4R7

Attention: Mr. Wilson Russell
Amendment No.1
         Re: Contribution Agreement for Project No. 04702E
              Project Title: Headline Height Project

      The above referenced Contribution Agreement is hereby amended follows:

      a) The completion date for this agreement has been changed from of January 1997 to 7th day of March 1997.

      b) Delete Basis of Payment 1.0 and replace with the revised version shown in bold italics on the attachment.

      All other terms and conditions remain unchanged.

      The amended version ot the Contribution Agreement is in effect starting on the 25th. day of November 1996.

      Please have a duly authorized officer of your firm sign both copies of this amendment and return one copy to:

         Dave Rideout
         Regional Director
         National Research Council
         136 Crosbie Road
         St. John's, NF
         A1R 3K3


     # 04702E - Amendment No.1


      This amendment shall become null and void if not signed and returned to NRC within thirtv days of the date of the signature of the Regional Director.


      NATIONAL RESEARCH COUNCIL

  /s/ David W. Rideout           Date: March 27, 1997
      IRAP Regional Director

      NORTHSTAR TECHNICAL INC.

  /s/ Wilson Russell             Date: March 27, 1997
      President                                   '




# 04702E - Amendment No.1


1.0 NRC agrees to reimburse the Firm for work performed on the R&D project as follows:

       The actual direct costs incurred over the project period expended by the research iteam under this agreement up to a maximum of $35,500. Allowable direct cost under this agreement are: client direct labour, consultants direct labour.


NATIONAL RESEARCH COUNCIL

Northstar Technical, Inc.
P.O. Box 13397
St. John's, NF
AIB 4B7

Dear Sir:
RE: Headline Height Project

  We are pleased to advise you that your proposal for the above-referenced project has been approved for support under the NRC Industrial Research Assistance Program (IRAP).

  You will find enclosed two copies Of the Contribution Agreement. Please have a duly authorized officer of your Firm sign both copies and return one to:

       National Research Council
       136 Crosbie Road
       St.John's, NF
       A1B 3K3

  Under BASIS OF PAYMENT, Section 5.0, please take particular note of condition No.3.

  For reference purposes, the project no. 04702E should be used on all future correspondence relating to this project. You will also find enclosed claim statement forms.

  For matters pertaining to this agreement, Please contact:
  ITA David K. Bailey at #772-5228.

  Yours sincerely,

  /s/
  David Rideout, M. Eng
  Regional Director



                          CONTRIBUTION AGREEMENT
This Agreement is made in duplicate -

Between: National Research Council of Canada
         136 Crosbie Road
         St. John's, NF
         A1B 3K3
                     (herein called the NRC)
Project Number: 04702E
    And: Northstar Technical Inc.
         P.O. BOX 13397
         St. John's, NF
         AiB 4B7
                    (herein called the Firm)
     1. This agreement comes into effect on the 25th day of November 1996 and terminates on the 31st day of January 1997.

     2. The NRC agrees to contribute up to a maximum of $35,500 for research and development undertaken by the Firm as described in the attached Statement of Work and in accordance with the attached Basis of Payment and Conditions of Contribution.

     3. The Firm agrees to undertake the work described in the Statement of Work and understandsand accepts all the Conditions of Contribution.

     4. This agreement shall become null and void if not signed and returned to NRC within thirty (30) days of the signature date of the Regional Director.


         NATIONAL RESEARCH COUNCIL of CANADA

        /s/  David Rideout
             Regional Director, Newfoundland  Date: December 19, 1996

         NORTHSTAR TECHNICAL INC.

       /s/ Wilson Russell

           President                       Date January 15, 1997